Vessels and drydock	6 Months Ended
Jun. 30, 2021
Property, plant and equipment [abstract]
Vessels and drydock	Vessels and drydock
Operating vessels and drydock
The following is a rollforward of the activity within Vessels and drydock from January 1, 2021 through June 30, 2021.

In thousands of U.S. dollars	Vessels	Drydock	Total
Cost
As of January 1, 2021	$4,773,502	$132,474	$4,905,976
Additions (1)	5,871	14,398	20,269
Fully depreciated assets (2)	—	(16,396)	(16,396)
As of June 30, 2021	4,779,373	130,476	4,909,849

Accumulated depreciation
As of January 1, 2021	(849,355)	(53,733)	(903,088)
Charge for the period	(84,723)	(13,283)	(98,006)
Fully depreciated assets (2)	—	16,396	16,396
As of June 30, 2021	(934,078)	(50,620)	(984,698)
Net book value
As of June 30, 2021	$3,845,295	$79,856	$3,925,151

Net book value
As of December 31, 2020	$3,924,147	$78,741	$4,002,888
(1)Additions during the six months ended June 30, 2021 primarily relate to the various costs relating to drydocks, ballast water treatment system, and scrubber installations.
(2)Represents the write-offs of fully depreciated equipment and notional drydock costs on certain of our vessels.
The following is a summary of the cost types that were capitalized during the six months ended June 30, 2021:

In thousands of U.S. dollars	Drydock (1)	Notional component of scrubber	Total drydock additions	Scrubber (1)	BWTS (1)	Other equipment	Capitalized interest	Total vessel additions
Handymax	$774	$—	$774	$—	$(107)	$3	$—	$(104)
MR	(261)	—	(261)	143	197	637	—	977
LR1	6,205	—	6,205	42	—	156	—	198
LR2	7,530	150	7,680	3,209	(18)	1,609	—	4,800
	$14,248	$150	$14,398	$3,394	$72	$2,405	$—	$5,871
(1)Additions during the six months ended June 30, 2021 includes new costs and adjustments to costs accrued in prior periods relating to drydocks, ballast water treatment system, and scrubber installations.
Ballast Water Treatment Systems
In July 2018, we executed an agreement to purchase 55 ballast water treatment systems, or BWTS, from an unaffiliated third-party supplier for total consideration of $36.2 million. These systems have been, or are expected to be, installed through 2023 as each respective vessel under the agreement is due for its International Oil Pollution Prevention, or IOPP, renewal survey. Costs capitalized for these systems include the cost of the base equipment that we have contracted to purchase in addition to directly attributable installation costs. We estimate the useful life of these systems to be for the duration of each vessel's remaining useful life and are depreciating the equipment and related installation costs on this basis.
Exhaust Gas Cleaning Systems or Scrubbers
We previously commenced a program to retrofit the majority of our vessels with exhaust gas cleaning systems, or scrubbers. The scrubbers enable our vessels to use high sulfur fuel oil, which is less expensive than low sulfur fuel oil, in certain parts of the world. From August 2018 through November 2018, we entered into agreements with two separate unaffiliated third-party suppliers to retrofit a total of 77 of our vessels with such systems for total consideration of $116.1 million (which excludes installation costs). We also obtained options to retrofit additional tankers under these agreements. In June and September 2019, we exercised the option to retrofit an additional 14 and seven of our vessels, respectively, with scrubbers for total consideration of $30.3 million (which excludes installation costs).
Costs capitalized for these systems include the cost of the base equipment that we have contracted to purchase in addition to directly attributable installation costs. We estimate the useful life of these systems to be for the duration of each vessel's remaining useful life, with the exception of approximately 10% of the equipment cost, which is estimated to require replacement at each vessel's next scheduled drydock. This amount has been allocated as a notional component upon installation.
As of June 30, 2021, we have retrofitted a total of 79 of our vessels with scrubbers and 50 vessels with BWTS. The following table is a timeline of future expected payments and dates for our commitments to purchase scrubbers and BWTS as of June 30, 2021 (1):

In thousands of U.S. dollars	As of June 30, 2021
Less than 1 month	$—
1-3 months	7,371
3 months to 1 year	8,216
1-5 years	12,083
5+ years	—
Total	$27,670
(1)These amounts are subject to change as installation times are finalized. The amounts presented exclude installation costs.
In April 2020, we reached an agreement with a counterparty to postpone the purchase and installation of scrubbers on 19 of our vessels.
In February 2021, we amended the agreement with respect to the purchase of scrubbers on 19 of our vessels to extend the availability period to purchase these scrubbers. There are two guaranteed payments under the contract, which gives us the right, but not the obligation, to acquire a minimum of 11 and maximum of 19 scrubbers.
Carrying values of vessels
At each balance sheet date, we review the carrying amounts of vessels and drydock costs and right of use assets for vessels to determine if there is any indication that these amounts have suffered an impairment loss. If such indication exists, the recoverable amount of the vessels and related drydock costs is estimated in order to determine the extent of the impairment loss (if any). Recoverable amount is the higher of fair value less costs to sell and value in use. As part of this evaluation, we consider certain indicators of potential impairment, such as market conditions including forecast time charter rates and values for second-hand product tankers, discounted projected vessel operating cash flows and our overall business plans.
As of June 30, 2021, we reviewed the carrying amount of our vessels and right of use assets to determine whether there was an indication that these assets had suffered an impairment. First, we assess the fair value less the cost to sell of our vessels by taking into consideration vessel valuations from leading, independent and internationally recognized ship brokers. If the carrying value exceeds the vessel’s fair value less selling costs, an indicator of impairment exists. We also consider sustained weakness in the product tanker market as an impairment indicator. If we determine that impairment indicators exist, then we prepare a value in use calculation where we estimate each vessel’s future cash flows.
The value in use calculations were primarily based on (i) our best estimate of forecasted vessel revenue through the use of a combination of the latest forecast, published time charter rates for the next three years and a 2.34% growth rate (which is based on published historical and forecast inflation rates) in freight rates in each period through the vessel's 15th year of useful life, and then matched to the absolute growth in expenses in each period thereafter, (ii) our best estimate of vessel operating expenses and drydock costs, which are based on our most recent forecasts for the next three years and a 2.34% growth rate in each period thereafter, and (iii) the evaluation of other inputs such as the vessel's remaining useful life, residual value and utilization rate. These cash flows were then discounted to their present value using a pre-tax discount rate of 7.16% (7.24% at December 31, 2020). The pre-tax discount rate is determined by the evaluation of internal and external inputs such as our cost of debt, capital structure, the risk-free rate, market risk premium and industry volatility in relation to the overall market.
As part of our value in use calculations, we considered the ongoing impact of the COVID-19 pandemic. The onset of the COVID-19 pandemic in March 2020 triggered extreme volatility in the oil markets which led to a build-up of global oil and refined petroleum product inventories. In June 2020, as underlying oil markets stabilized and global economies began to recover, the excess inventories that built up during this period began to slowly unwind. Nevertheless, global demand for oil and refined petroleum products remained subdued as governments around the world continued to impose travel restrictions and other measures in an effort to curtail the spread of the virus. These market conditions had an adverse impact on the demand for our vessels beginning in the third quarter of 2020 and continuing through the first half of 2021. In spite of this, during the second quarter of 2021, the easing of restrictive measures and successful roll-out of vaccines in certain countries served as a catalyst for an economic recovery in many developed countries throughout the world. Consequently, oil prices reached multi-year highs and inventories of refined petroleum products continued to be depleted. While these conditions were insufficient to stimulate spot TCE rates during the six months ended June 30, 2021 (given the uneven nature of the global economic recovery, and the restrictions that remain in place in parts of the world with low vaccine uptake), long term sentiment remains positive given the trajectory of the recovery. The published time charter rates that underpin our value in use calculations are a reflection of this market sentiment, as average time charter rates as of June 30, 2021 remained firm in spite of the near-term headwinds. This positive long-term outlook is of particular benefit to our value in use calculations, given that our vessels had an average age of 5.5 years as of June 30, 2021.
We expect that the COVID-19 pandemic will continue to cause volatility in the commodities markets, particularly as new variants continue to spread. The scale and duration of these circumstances is unknowable but could have a material impact on our earnings, cash flow and financial condition for the remainder of 2021 and 2022.
At June 30, 2021, our operating fleet consisted of 131 owned, finance leased or right of use asset (leases accounted for under IFRS 16 - Leases) vessels, and we performed value in use calculations on all vessels (which we have designated as cash generating units).
•15 vessels had fair values less costs to sell in excess of their carrying amount. As such, there were no indicators of impairment for these vessels.
•113 vessels had fair values less costs to sell less than their carrying amount. Accordingly, we performed value in use calculations for these vessels. There were no instances where the present value of the operating cash flows was less than the carrying amount and therefore, no impairment charge was recorded.
•3 right of use vessels were not required to have valuations from third party brokers. We performed value in use calculations for these vessels, and there were no instances where the present value of the operating cash flows was less than the carrying amount. Therefore, no impairment charge was recorded.
The impairment test that we conduct is most sensitive to variances in the discount rate and future time charter rates. Based on the sensitivity analysis performed for June 30, 2021, a 100 basis point increase in the discount rate would result in no vessels being impaired. Alternatively, a 5.0% decrease in forecasted time charter rates would result in five LR1 vessels being impaired for an aggregate $2.6 million loss.
It is our belief that our base case value in use calculations, through the use of independently published time charter rates for the first three years of the analysis, form an objective approximation of forward looking cash flows based on the most recent available data in the market (which incorporates market views on the trajectory of the COVID-19 pandemic, among other factors). We believe that this approach is more advantageous to a historical average approach, which does not incorporate such perspectives and is also based on time periods when vessel operating expenses were lower (which contrasts with our calculations, where we project gradual increases in vessel operating expenses).